EXHIBIT 10.1

                        Form of Company Affiliate Letter
                        --------------------------------

General Signal Corporation
One High Ridge Park
Stamford, CT 06904

Gentlemen:

    The undersigned, a holder of shares of common stock, par value $.01 per share ("Company Common Stock"), of Data Switch Corporation, a Delaware corporation (the "Company"), is entitled to receive in connection with the merger (the "Merger") between the Company and a direct wholly owned Subsidiary of General Signal Corporation ("Parent") shares of common stock, par value $1.00 per share ("Parent Common Stock"), of Parent. The undersigned acknowledges that the undersigned may be deemed an "affiliate" of the Company within the meaning of Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Act"), although nothing contained herein should be construed as an admission that the undersigned is an affiliate.

    The undersigned further acknowledges that the undersigned has been informed that any Parent Common Stock received by persons who are affiliates upon conversion of any shares of Company Common Stock pursuant to the Merger may be restricted under the Act unless such transaction is registered under the Act or an exemption from such registration is available. The undersigned understands that such exemptions are limited and the undersigned has obtained advice of counsel as to the nature and conditions of such exemptions, including information with respect to the applicability to the sale of such securities of Rules 144 and Rule 145(d) promulgated under the Act.

    The undersigned hereby represents to and covenants with Parent that the undersigned will not sell, assign or. transfer any of the Parent Common Stock received by the undersigned upon conversion of shares of Company Common Stock pursuant to the Merger except (i) pursuant to an effective registration statement under the Act, (ii) in conformity with the limitations specified by Rules 144 and Rule 145(d) or (iii) in a transaction which, in the opinion of counsel reasonably satisfactory to Parent or as described in a "no-action" or interpretive letter from the Staff of the Securities and Exchange Commission (the "SEC"), is not required to be registered under the Act.



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                                       -2-

    It is understood that I have no present intention to sell the Parent Common Stock acquired by me pursuant to the Merger. I agree that I will not sell, transfer or otherwise dispose of any Company Common Stock for 30 days prior to the effective date of the Merger or any Parent Common Stock received by me in the Merger until after such time as results covering at least 30 days of combined operations of the Company and Parent have been published by Parent, in the form of a quarterly earnings report, a report to the SEC on Form 10-K, 10-Q or 8-K, or any other public filing or announcement which includes such combined results of operations.

    In the event of a sale or other disposition by the undersigned of Parent Common Stock pursuant to Rule 145, the undersigned will supply Parent with evidence of compliance with such Rule, in the form of a letter in the form of Annex I hereto. The undersigned understands that Parent may instruct its transfer agent to withhold the transfer of any Parent Common Stock disposed of by the undersigned, but that upon receipt of such evidence of compliance the transfer agent shall effectuate the transfer of the Parent Common Stock sold as indicated in the letter.

    The undersigned acknowledges and agrees that appropriate legends will be placed on certificates representing Parent Common Stock received by the undersigned in the Merger or held by a transferee thereof, which legends will be removed by delivery of substitute certificates upon receipt of an opinion in form and substance reasonably satisfactory to Parent from counsel reasonably satisfactory to Parent to the effect that such legends are no longer required for the purposes of the Act or the fourth paragraph of this letter.

    The undersigned acknowledges that (i) the undersigned has carefully read this letter and understands the requirements hereof and the limitations imposed upon the distribution, sale, transfer or other disposition of Parent Common Stock and (ii) the receipt by Parent of this letter is an inducement to Parent's obligations to execute the Agreement and Plan of Merger and to consummate the Merger.

                                                    Very truly yours,


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                                                                    ANNEX I
                                                                 TO EXHIBIT 10.1

[Name]                                                               [Date]

    On                   the undersigned sold                  shares of common
       ------------------                     ----------------
stock, par value $1.00 per share (the "Parent Common Stock"), of General Signal Corporation (the "Parent"). The Parent Common Stock was received by the undersigned in connection with the merger of a direct wholly owned Subsidiary of the Parent with and into Data Switch Corporation.

    Based upon the most recent report or statement filed by the Parent with the Securities and Exchange Commission, the Parent Common Stock sold by the undersigned was within the prescribed limitations set forth in paragraph (e) of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act").

    The undersigned hereby represents that the Parent Common Stock was sold in "brokers' transactions" within the meaning of Section 4(4) of the Act or in transactions directly with a "market maker" as that term is defined in Section 3(a)(38) of the Securities Exchange Act of 1934, as amended. The undersigned further represents that the undersigned has not solicited or arranged for the solicitation of orders to buy the Parent Common Stock, and that the undersigned has not made any payment in connection with the offer or sale of the Parent Common Stock to any person other than to the broker who executed the order in respect of such sale.

                                            Very truly yours,